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                                                                    Exhibit 10.3
                              MAGELLAN CORPORATION
                             1996 STOCK OPTION PLAN

                                   ARTICLE I
                                PURPOSE OF PLAN

         The purpose of this 1996 Stock Option Plan is to promote the growth and profitability of Magellan Corporation by providing, through the ownership of Shares, incentives to attract and retain highly talented persons to provide managerial and administrative services to the Company or other entities in which the Company has a significant interest and to motivate such persons to use their best effort on behalf of the Company.

                                   ARTICLE II
                                  DEFINITIONS

         For the purposes of this Plan, the following terms shall have the meanings set forth in this Article II:

         2.1. Accrued Installment. The term "Accrued Installment" shall mean any vested installment of an Option.

         2.2. Board. The term "Board" shall mean the Board of Directors of the Company.

         2.3. Committee. The term "Committee" shall mean a committee appointed by the Board pursuant to Section 3.3 and consisting of at least two members.

         2.4. Company. The term "Company" shall mean Magellan Corporation, a Delaware corporation (currently doing business as "Magellan Systems Corporation"), or any successor thereof.

         2.5. Director. The term "Director" shall mean a member of the Board, or a member of the board of directors of any Participating Company.

         2.6. Disinterested Person. The term "Disinterested Person" shall mean any person defined as a disinterested person under Rule 16b-3 of the Securities and Exchange Commission as promulgated under the Exchange Act.

         2.7. Effective Date. The term "Effective Date" shall mean June 20, 1996, the date of adoption by the Board.

         2.8. Eligible Person. The term "Eligible Person" shall mean any employee, officer, consultant or advisor of any Participating Company, but shall not include any Director of any Participating Company who is not also an employee, officer, consultant or advisor of a Participating Company.
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         2.9.    Entitled Holder. The term "Entitled Holder" shall mean any
Optionee or any transferee thereof described in clause (ii) or (iii) of Section 6.7(a).

         2.10. Exchange Act. The term "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         2.11. Fair Market Value. The term "Fair Market Value" shall mean the closing sale price of a Share on the national securities exchange on which Shares are then principally traded or, if that measure of price is not available, on a composite index of such exchanges or, if that measure of price is not available, in a national market system for securities on the date in question. In the event that there are no sales of Shares on any such exchange or market on such date, the fair market value of a Share shall be deemed to be the closing sales price on the next preceding day on which Shares were sold on any such exchange or market. In the event that such Shares are not listed on any such market or exchange on such date, a valuation of the fair market value of a Share shall be made by the Board after considering a recommendation of Fair Market Value (or range thereof), which recommendation shall have been made no more than one year prior to the Board's determination and shall have been made by an independent appraiser or other appropriate financial professional selected by the Board in its sole discretion and reasonably believed to be competent to make such determination; provided, however, that at any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by Orbital, any such determination of Fair Market Value shall only be effective upon the approval of the Audit and Finance Committee of the Board of Directors of Orbital, which approval shall not be unreasonably withheld. Any determination of Fair Market Value made in accordance with this
Section 2.11 shall be conclusive and binding on the Company and all Optionees and/or holders of Shares. In each case, Fair Market Value shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

         2.12. I.R.C. The term "I.R.C." shall mean the Internal Revenue Code of 1986, as amended from time to time.

         2.13. Incentive Stock Option. The term "Incentive Stock Option" shall mean any Option intended to satisfy the requirements under I.R.C. Section 422(b) as an incentive stock option.

         2.14. Nonstatutory Stock Option. The term "Nonstatutory Stock Option" shall mean any Option not intended to qualify as an Incentive Stock Option.

         2.15. Option. The term "Option" shall mean an option to acquire Shares granted under the Plan.

         2.16. Option Shares. The term "Option Shares" shall mean, at any time, all shares acquired upon exercise of Options and then held by Optionees.





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         2.17.   Optionee.  The term "Optionee" shall mean an Eligible Person who has been granted Options.

         2.18. Orbital. The term "Orbital" shall mean Orbital Sciences Corporation, a Delaware corporation, or any successor thereof.

         2.19. Orbital Common Stock. The term "Orbital Common Stock" shall mean the common stock, $0.01 par value per share, of Orbital.

         2.20. Parent Corporation. The term "Parent Corporation" shall mean a "parent corporation" as defined in I.R.C. Section 424(e) and any partnership or other entity that, if it were a corporation, would be a "parent corporation" as defined in I.R.C. Section 424(e).

         2.21. Participating Company. The term "Participating Company" shall mean the Company, any Parent Corporation of the Company, and any Subsidiary Corporation of the Company or its Parent Corporation.

         2.22. Person. The term "person" shall mean an individual, corporation, partnership, association or other person or entity, or any group of two or more of the foregoing that have agreed to act together.

         2.23.   Plan.  The term "Plan" shall mean this 1996 Stock Option Plan.

         2.24. Registration Expenses. The term "Registration Expenses" shall mean all expenses incident to performance of or compliance with Sections 8.5 and 8.6 hereof by the Company and its subsidiaries including, without limitation, all registration and filing fees, all fees and expenses of complying with securities or blue sky laws, all printing expenses, all messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits required by or incident to such performance and compliance, and the fees and disbursements of counsel for the holders on whose behalf Registrable Securities are being registered, but excluding (a) any allocation of salaries of personnel of the Company and its subsidiaries or other general overhead expenses of the Company and its subsidiaries or other expenses for the preparation of financial statements or other data normally prepared by the Company and its subsidiaries in the ordinary course of their business, which shall be borne by the Company in all cases, and (b) underwriting discounts and commissions and applicable transfer taxes, if any.

         2.25. Required Holders. The term "Required Holders" shall mean, in connection with any request for registration pursuant to Section 8.5, the holders of Options or Option Shares that in the aggregate represent, as of the date of the Company's notice given pursuant to Section 8.5, at least twenty percent (20%) of the sum of (a) the Option Shares and (b) the Shares issuable pursuant to then exercisable Options.

         2.26. Restricted Shareholder. The term "Restricted Shareholder" shall mean an Optionee granted an Incentive Stock Option who, at the time the Incentive Stock Option is





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granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, with stock ownership determined in accordance with the attribution rules of I.R.C. Section 424(d).

         2.27. Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

         2.28. Shares. The term "Shares" shall mean shares of the Company's authorized Common Stock, $0.01 par value, and may be unissued shares or treasury shares or shares purchased for purposes of the Plan.

         2.29. Subsidiary Corporation. The term "Subsidiary Corporation" shall mean a "subsidiary corporation" as defined in I.R.C. Section 424(f) and any partnership or other entity that, if it were a corporation, would be a "subsidiary corporation" as defined in I.R.C. Section 424(f).

         2.30. Terminating Transaction. The term "Terminating Transaction" shall mean any of the following events: (a) the dissolution or liquidation of the Company; (b) a reorganization, merger or consolidation of the Company with one or more other corporations as a result of which the Company goes out of existence or becomes a subsidiary of a corporation other than a corporation that was a Participating Company immediately prior to such event (which shall be deemed to have occurred only if such a corporation shall own, directly or indirectly, eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company); (c) a sale of all or substantially all of the Company's assets to a person or persons other than a corporation that was a Participating Company immediately prior to such event; or (d) a sale to one person (or two or more persons acting in concert), other than to a corporation that was a Participating Company immediately prior to such event, of equity securities of the Company representing eighty percent (80%) or more of the aggregate voting power of all outstanding equity securities of the Company.

         2.31. Termination Date. The term "Termination Date" shall mean the tenth anniversary of the Effective Date or, if earlier, the tenth anniversary of the date the Plan is adopted by the Board.

                                  ARTICLE III
                             ADMINISTRATION OF PLAN

         3.1. Administration by Board. Subject to Section 3.3, the Plan shall be administered by the Board, which shall have authority to do everything necessary or appropriate to administer the Plan. The Board shall have full and absolute power and authority in its sole discretion to (a) determine which Eligible Persons shall receive Options; (b) determine the time when Options shall be granted; (c) determine the terms and conditions, not inconsistent with the provisions of this Plan, of any Option granted hereunder, including whether such Option is an Incentive Stock Option or a Nonstatutory Stock Option (except that Incentive Stock Options may not be granted to any Eligible Person that is not an employee or officer of the Company, any Parent Corporation





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of the Company or any Subsidiary Corporation of the Company or its Parent
Corporation); (d) determine the number of Shares that may be issued upon exercise of the Options; and (e) interpret the provisions of this Plan and of any Option. At any time when at least a majority of the voting power of the Company's capital stock is beneficially owned by Orbital, prior to each grant of an Option and each other action taken with respect to the Plan (other than a determination of Fair Market Value) the Board shall consult with the Human Resources and Nominating Committee of Orbital's Board of Directors (except to the extent otherwise authorized by such Human Resources and Nominating Committee) with respect to such intended grant or other action.

         3.2. Binding Authority. All decisions, determinations, interpretations or other actions by the Board shall be final, conclusive and binding on all Eligible Persons, Optionees, Participating Companies and any successors-in-interest to such parties.

         3.3. Administration by Committee. The Board may appoint a Committee to administer the Plan and exercise all of the powers, authority and discretion of the Board under the Plan, other than the power and authority to amend and terminate the Plan under Section 7.1. At any time the Company has a class of equity securities registered under the Exchange Act, each member of the Committee must be a Disinterested Person, and the Board may, but is not required to, take such other actions as are deemed necessary or advisable to conform the Plan to the requirements of Rule 16b-3 as promulgated under the Exchange Act. The Committee shall report to the Board the names of Eligible Persons granted Options, the number of Shares covered by each Option, and the terms and conditions of each such Option.

                                   ARTICLE IV
                      NUMBER OF SHARES AVAILABLE FOR GRANT

         Subject to the following provisions of this Article IV, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 7,000,000. In the event that Options granted under the Plan shall, for any reason, terminate, lapse, be forfeited or expire without being exercised, the Shares subject to such unexercised Options shall again be available for the granting of Options hereunder. In the event that Shares that were previously issued by the Company, upon exercise of an Option, are reacquired by the Company as part of the consideration received (in accordance with Section 6.5 hereof) upon the subsequent exercise of an Option or pursuant to Sections 8.3 and 8.4 hereof, such reacquired Shares shall again be available for the granting of Options hereunder.

                                   ARTICLE V
                                  TERM OF PLAN

         The Plan shall become effective upon adoption by the Board, subject to approval of the Plan on or before the first anniversary of the Effective Date by the holders of a majority of the outstanding Shares. No option granted prior to such approval shall be exercisable prior to such approval. The Plan shall remain in full force and effect until the later of the Termination Date or the date on which no Options are outstanding; provided, however, that no Option may be granted





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hereunder after the Termination Date; and provided, further, that except as provided therein the provisions of Section 8 shall not terminate prior to the first anniversary of the date on which no Options are outstanding.

                                   ARTICLE VI
                                  OPTION TERMS

         6.1. Form of Option Agreement. Any Option granted under the Plan shall be evidenced by an agreement ("Option Agreement") in the form attached hereto as Exhibit A (for an Incentive Stock Option) or Exhibit B (for a Nonstatutory Stock Option) or in such other form as the Board, in its discretion, may, from time to time, approve. Any Option Agreement shall contain such terms and conditions as the Board may deem necessary or appropriate and that are not inconsistent with the provisions of the Plan.

         6.2. Option Exercise Price. The option exercise price for Shares to be issued under this Plan shall be determined by the Board in its sole discretion, but in no event shall the option exercise price be less than the Fair Market Value in the case of an Incentive Stock Option or less than eighty-five percent (85%) of the Fair Market Value in the case of a Nonstatutory Stock Option (or one hundred and ten percent (110%) of the Fair Market Value in the case of an Option granted to a Restricted Shareholder).

         6.3. Vesting and Exercise of Options. Subject to the limitations set forth herein and/or in any applicable Option Agreement entered into hereunder, Options shall vest and be exercisable in accordance with the rules set forth in this Section 6.3:

                 (a)      General.  Subject to the other provisions of this
Section 6.3, Options shall vest and become exercisable at such time and in such installments as the Board shall provide in each individual Option Agreement; provided, however, that each Option shall vest at a rate at least equal to 20% per year commencing on the date of grant. Unless otherwise provided in this
Section 6.3, in Section 6.4 or in the Option Agreement pursuant to which an Option is granted, an Option may be exercised when Accrued Installments accrue as provided in such Option Agreement and at any time thereafter until, and including, the day before the Option Termination Date.

                 (b) Termination of Options. All installments of an Option shall expire and terminate on such date as the Board shall determine ("Option Termination Date"), which in no event shall be later than ten (10) years from the date such Option was granted (five (5) years in the case of an Incentive Stock Option granted to a Restricted Shareholder).

                 (c) Termination of Employment Other than by Death, Retirement or Disability. In the event that the employment of an Optionee with a Participating Company is terminated for any reason (other than by death, disability, retirement on or after reaching age 60 or an Affiliation Termination (as defined in paragraph (f) below), any installments under an Option held by such Optionee that have not accrued as of the employment termination date shall expire and become unexercisable as of the employment termination date. All Accrued Installments as of the





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employment termination date shall expire and become unexercisable as of the earlier of (i) three (3) months following the employment termination date; or
(ii) the original Option Termination Date. For purposes of the Plan, an Optionee who is an employee or officer of any Participating Company shall not be deemed to have incurred a termination of his employment so long as such Optionee is an employee or officer of any Participating Company.

                 (d) Leave of Absence. An approved leave of absence shall not constitute a termination of employment under the Plan. An approved leave of absence shall mean an absence approved pursuant to the policy of a Participating Company for military leave, sick leave, or other bona fide leave, not to exceed ninety (90) days or, if longer, as long as the employee's right to re-employment is guaranteed by contract, statute or the policy of a Participating Company.

                 (e) Death, Disability or Retirement of Optionee. In the event that the employment of an Optionee with a Participating Company is terminated by reason of death, disability, or retirement on or after reaching age sixty (60), any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Termination Date; or (ii) the first anniversary of the date of termination of employment of such Optionee by reason of the Optionee's death, disability or retirement. Any such Accrued Installments of a deceased Optionee may be exercised prior to their expiration only by the person or persons to whom the Optionee's Option rights pass by will or the laws of descent and distribution. Any Option installments under such a deceased, disabled or retired Optionee's Option that have not accrued as of the date of the employee's termination of employment due to death, disability or retirement shall expire and become unexercisable as of the employment termination date.

                 (f) Affiliation Termination. In the case of an Optionee who is an employee or officer of a Participating Company other than the Company, upon an Affiliation Termination (as defined herein) of such Participating Company, any unexercised Accrued Installments of Options granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of (i) the applicable Option Termination Date; or (ii) the first anniversary of the effective date of the Affiliation Termination. Any Option installments held by such Optionee that have not accrued as of the effective date of such Affiliation Termination shall expire and become unexercisable as of such effective date. As used herein, the term "Affiliation Termination" shall mean, with respect to a Participating Company, the termination of such Participating Company's status as a Parent Corporation of the Company or as a Subsidiary Corporation of the Company or its Parent Corporation.

         6.4. Exercise of Options. An Option may be exercised as to all or any portion of the Shares covered by an Accrued Installment of the Option, from time to time during the applicable option period, except that an Option shall not be exercisable with respect to fractions of a Share. Options may be exercised, in whole or in part, by giving written notice of exercise to the Company, which notice shall specify the number of Shares to be purchased and shall be accompanied by payment in full of the purchase price in accordance with Section 6.5. An Option shall be deemed exercised when such written notice of exercise and payment have been received by the Company. No Shares shall be issued until full payment has been made and the Optionee





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has satisfied such other conditions as may be required by this Plan, as may be required by applicable laws, rules or regulations, or as may be adopted or imposed by the Board. Until the issuance of stock certificates, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Option notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued, except as provided in Section 6.8(a).

         6.5. Payment of Option Exercise Price. The entire option exercise price shall be paid at the time the Option is exercised by check or such other means as is deemed acceptable by the Board. Notwithstanding the foregoing, in the discretion of the Board (which, in the case of an Incentive Stock Option, shall be exercised only at the time of grant), an Optionee may elect to pay for all or some of the Optionee's Shares with Shares the Optionee has held for at least six (6) months (or, at any time when at least a majority of the voting power of the Company's capital stock is owned by Orbital, shares of Orbital Common Stock), subject to all restrictions and limitations of applicable laws, rules and regulations and subject to the satisfaction of any conditions the Board may impose, including, but not limited to, the making of such representations and warranties and the providing of such other assurances that the Board may require with respect to the Optionee's title to the Shares used for payment of the exercise price. Such payment shall be made by delivery of certificates representing Shares (or Orbital Common Stock), duly endorsed or with a duly signed stock power attached, such Shares (or Orbital Common Stock) to be valued at the Fair Market Value of such Shares (or Orbital Common Stock) on the day immediately preceding the day notice of exercise is received by the Company.

         6.6. Options Not Transferable. Options granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined under the I.R.C., and may be exercised during the lifetime of an Optionee only by such Optionee. The person to whom the Option is granted may, by delivering written notice to the Company in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

         6.7.    Restrictions on Issuance or Transfer of Shares.

                 (a) Until such time as the Shares are registered under the Exchange Act, no Shares issuable upon exercise of an Option shall be sold, assigned, encumbered, pledged, hypothecated, given away or in any other manner disposed of or transferred, whether voluntarily, by operation of law, pursuant to judicial process or otherwise, except (i) to the Company pursuant to Section
8.4 hereof, (ii) pursuant to a qualified domestic relations order, as defined under the I.R.C., or (iii) upon the death of the holder thereof, Shares may be transferred and distributed by will or other instrument taking effect at death or by the laws of descent and distribution to such holder's estate, executors, administrators and personal representatives, and then to such holder's heirs, legatees or distributees, provided that no such transfer shall be effective until the recipient has delivered to the Company a written acknowledgment in form and substance reasonably satisfactory to the Company that such Shares are subject to the restrictions on disposition or





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transfer set forth in this Section 6.7(a).  Any attempted transfer of Shares not in accordance with this Section 6.7(a) shall be null and void, and the Company shall not in any way give effect to any such disposition or transfer.

                 (b) The Company shall use all reasonable efforts to obtain all required permits, authorizations and approvals necessary for the lawful issuance and sale of Shares hereunder. However, no Shares shall be issued or delivered upon exercise of an Option unless there shall have been compliance with all applicable requirements of the Securities Act, all applicable listing or quotation requirements of any national securities exchange or market on which Shares are then listed or quoted, and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board and any Committee of any liability in respect of the non-issuance or sale of such Shares for so long as such requisite permits, authorizations or approvals shall not have been obtained.

                 (c) As a condition to the granting or exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required under any applicable law or regulation, including, but not limited to, a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the Securities Act or any other applicable law, rule or regulation.

                 (d) The exercise of Options under the Plan is conditioned on approval of the Plan by the vote or written consent of a majority of the holders of outstanding Shares of the Company's Common Stock within twelve (12) months of the adoption of the Plan. In the event such stockholder approval is not obtained within such time period, any Options granted hereunder shall be void.

         6.8.    Option Adjustments.

                 (a) If the outstanding Shares are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split or other similar transaction, the Board shall make a proportionate adjustment in the number or kind of shares and the per-share option price thereof that may be issued in the aggregate and to individual Optionees upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Shares or other classes of the Company's securities.

                 (b) Upon the occurrence of a Terminating Transaction, as of the effective date of such Terminating Transaction, the Plan and any then outstanding Options not exercised prior to the effectiveness of such Terminating Transaction (whether or not vested) shall terminate unless





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(i) provision then is made in writing in connection with such transaction for the continuance of the Plan and for the assumption of such Options, or for the substitution for such Options of new options covering the securities of any successor or survivor corporation in the Terminating Transaction or an affiliate thereof, with such adjustments as the Board deems appropriate with respect to the number and kind of securities and the per-share exercise price under such substituted options, in which event the Plan and such outstanding Options shall continue or be replaced, as the case may be, in the manner and under the terms so provided; or (ii) the Board then otherwise provides in writing for such adjustments as it deems appropriate in the terms and conditions of the then outstanding Options (whether or not vested), including, without limitation, (A) accelerating the vesting of outstanding Options (to the extent not prohibited by Section 260.140.41 of Title 10 of the California Code of Regulations) and/or (B) providing for the cancellation of Options and their automatic conversion into the right to receive the securities or other properties which a holder of Shares underlying such Options would have been entitled to receive upon the consummation of such Terminating Transaction had such Shares been issued and outstanding (net of the appropriate option exercise prices). If, pursuant to the foregoing provisions of this paragraph (b), the Plan and the Options shall terminate by reason of the occurrence of a Terminating Transaction without provision for any of the action(s) described in clause (i) and/or (ii) hereof, then any Optionee holding outstanding Options shall have the right, at such time immediately prior to the consummation of the Terminating Transaction as the Board shall designate, to exercise their Options to the full extent not theretofore exercised, including (to the extent not prohibited by Section 260.140.41 of Title 10 of the California Code of Regulations) any installments which have not yet become Accrued Installments.

                 (c) Except to the extent required in order to retain the qualification of an Option as an Incentive Stock Option under I.R.C. Section 422, to the maximum extent possible, any adjustments authorized under this
Section 6.8 with respect to any outstanding Options shall be made by means of appropriate adjustments to the number of Shares (or other securities) and the option exercise price therefor under the unexercised portions of such outstanding Options, but without changing the aggregate exercise price applicable to said unexercised portions. In all cases, the nature and extent of adjustments under this Section 6.8 shall be determined by the Board in its sole discretion, and any such determination as to what adjustments shall be made, and the extent thereof, shall be final and binding. No fractional shares of stock shall be issued under the Plan pursuant to any such adjustment.

         6.9. Taxes. The Board shall make such provisions and take such steps as it deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option, or with respect to the disposition of Shares acquired pursuant to the exercise of an Option, including, but without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by any Participating Company, or requiring an Optionee (or the Optionee's beneficiary or legal representative), as a condition of granting or exercising an Option, to pay any member of the Participating Companies any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation; provided, however, that the Optionee may elect, at such time and in such manner as the Board may prescribe, to satisfy such





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withholding obligation by (i) delivering to the Company Shares owned by such individual having a Fair Market Value equal to such withholding obligation, or
(ii) requesting that the Company withhold from the Shares to be delivered upon the exercise a number of Shares having a Fair Market Value equal to such withholding obligation.

         6.10. Legends on Options and Stock Certificates. Each Option Agreement and each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the Option Agreement and/or the certificate, as well as legends setting forth the restrictions contained in
Section 6.7 hereof. The determination of which legends, if any, shall be placed upon Stock Option Agreements and/or said Shares shall be made by the Board in its sole discretion, and such decision shall be final and binding.

         6.11. Employment Rights. Neither the adoption of the Plan nor the grant of Options will confer upon any person any right to continued employment with the Company or any subsidiary or affect in any way the right of the Company or subsidiary to terminate an employment relationship at any time. Except as specifically provided by the Board in any particular case, the loss of existing or potential profit in connection with Options granted under the Plan will not constitute an element of damages in the event of termination of an employment relationship.

                                  ARTICLE VII
                        AMENDMENT OR TERMINATION OF PLAN

         7.1. Board Authority. The Board may amend, alter and/or terminate the Plan at any time; provided, however, that no change shall be effective unless approved by the stockholders of the Company if such change would cause the Option Plan to fail to meet the qualification requirements for Incentive Stock Option Plans as set forth in the Internal Revenue Code or, if the Company then has a class of equity security registered under the Exchange Act, to comply with Rule 16b-3 of the Exchange Act or any successor rule under such Act as in effect on the date of such amendment.

         7.2. Limitation on Board Authority. The Board may amend the terms of any Option previously granted, prospectively or retroactively, and may amend the Plan in accordance with the provisions of Section 7.1; provided, however, that unless required by applicable law, rule or regulation, no amendment of the Plan or of any Option Agreement shall affect, in a material and adverse manner, Options granted prior to the date of any such amendment without the written consent of any Optionee holding any such affected Options.

         7.3. Substitution of Options. In the Board's discretion, the Board may, with an Optionee's written consent, substitute Nonstatutory Stock Options for outstanding Incentive Stock Options, and any such substitution shall not constitute a new Option grant for the purposes of the Plan, and shall not require a revaluation of the Option exercise price for the substituted Option. Any such substitution may be implemented by an amendment to the applicable Option Agreement or in such other manner as the Board in its discretion may determine.

                                  ARTICLE VIII
                   PURCHASE OR REGISTRATION OF OPTION SHARES

         8.1. General. Until such time as the Shares are registered under the Exchange Act, each Optionee may elect in the manner provided herein to cause, at the option of the Company, the Company to (i) purchase any or all Option Shares that as of the applicable Valuation Date (as hereinafter defined) have been held by the Optionee at least six (6) months from the date of exercise of the Option (such Shares, in each year, the "Payable Shares") at a price per share equal to the Fair Market Value of a Share on October 31, 1997 and each October 31 in subsequent years (each such date is referred to as a "Valuation Date"), as applicable, or (ii) if requested by the Required Holders, register under the Securities Act the offer and sale of all Option Shares as to which registration is requested, in each case as provided in this Section 8.

         8.2. Valuation. Within thirty (30) days after each Valuation Date, the Company shall cause the Fair Market Value of the Shares on such Valuation Date to be determined in accordance with Section 2.11 and shall notify each holder of Payable Shares of such Fair Market Value.

         8.3. Request for Repurchase or Registration. Within thirty (30) days after receipt of the notice given under Section 8.2, each such holder of Shares may request the Company to purchase all or any portion of his or her Payable Shares at a price per share equal to such Fair Market Value by submitting to the Company an irrevocable written notice of such request (except that such notice may be revoked as specifically provided in Section 8.4). Within ninety (90) days after the Valuation Date the Company shall notify each requesting holder of Payable Shares (i) that the Company will purchase the Payable Shares requested to be so purchased (in which case the Company shall in that notice specify a closing date not more than fifteen days after the giving of the notice) or (ii) that the Company will, upon the request of the Required Holders, register the offer and sale of Option Shares under the Securities Act.

         8.4. Purchase of Payable Shares. The closing for any purchase of Payable Shares pursuant to Section 8.3 shall occur on the specified closing date at the offices of the Company at 11:00 a.m. local time, or at such other time and place as the parties to such sale may mutually agree. At the closing, the Optionee shall deliver to the Company a certificate or certificates representing the Payable Shares to be purchased by the Company, duly endorsed for transfer, free and clear of any lien or encumbrance, in exchange for payment of the purchase price (i) by check, (ii) by delivery of certificates representing shares of Orbital Common Stock that have a Fair Market Value (determined in the manner provided in Section 2.11) as of the business day preceding the closing equal to the purchase price of the Shares and that are freely tradable (i.e., not "restricted securities" within the meaning of Rule 144 under the Securities Act), with payment by check for any amount that would otherwise be paid by a fractional share, (iii) by delivery of a subordinated promissory note of the Company in the principal amount of the purchase price of the Payable Shares, bearing interest at a fixed rate equal to the then applicable prime rate (as published in The Wall Street Journal) plus three percent (3.0%), providing for quarterly payments of interest and payment of the full principal amount on the first anniversary of the date of issuance, and containing provisions as approved by the Board in its sole discretion providing for the subordination of such notes to such indebtedness, whether then existing or thereafter created, of the Company as is specified by the Board, including without limitation indebtedness for money borrowed or similar indebtedness, or (iv) any combination of the foregoing; provided, however, that no part of the purchase price for the Payable Shares may be paid by subordinated promissory note unless the Board determines in good faith that payment in cash or Orbital Common Stock would adversely affect the financial condition or liquidity of the Company or adversely affect Orbital (including without limitation because of a pending or contemplated offering or other transaction); and provided, further, that if any portion of the purchase price for the Payable Shares is to be paid by subordinated promissory note the Optionee may revoke his or her request that the Payable Shares be purchased in which case the Payable Shares shall remain held by the Optionee unaffected by the original request. Any payment in Orbital Common Stock shall be subject to all applicable federal and state securities laws restrictions and any other applicable legal restrictions.

         8.5. Registration of Payable Shares. If the Company elects pursuant to Section 8.3 not to purchase Payable Shares, the Company shall simultaneous with the notice given by the Company pursuant to Section 8.3 notify all Entitled Holders that the Company will register the offer and sale of all Option Shares as to which registration is requested if the Required Holders notify the Company of their request for such registration within thirty
(30) days of receipt of the Company's notice. If the Company receives notices of such request (which notices shall specify the intended method of distribution) from the Required Holders within such thirty (30) day period, the Company will promptly give written notice of such requested registration and intended method of distribution to all Entitled Holders and thereupon will use all reasonable efforts to effect the registration under the Securities Act of the Option Shares (which may include Shares subject to Options intended to be exercised in connection with the registered offering) that the Company has been so requested to register by the original requesting Entitled Holders and by all other Entitled Holders who shall have so requested within 10 days after the giving of such written notice by the Company, to the extent requisite to permit the disposition (in accordance with the intended method thereof specified in the original request) of the Option Shares so to be registered; provided, however, that:

                 (a) the Company may delay the preparation and filing of any registration requested pursuant to this Section 8.5 to the extent (but only to the extent) that the request would require the Company to file a registration statement within 45 days prior to any date as of which the Company regularly prepares audited financial statements in the ordinary course of its business, if the preparation thereof would entail material expense on the part of the Company;

                 (b) the Company may postpone for a period of up to 90 days the filing or the effectiveness of any registration requested pursuant to this Section 8.5 if the Board of Directors of the Company in good faith determines that such registration is likely to have an adverse effect on any plan or proposal by the Company with respect to any financing, acquisition, recapitalization, reorganization or other material transaction; provided, however, that the Company may not exercise such right of postponement more frequently than one time in any one-year period; and

                 (c) the Company shall not be required to effect any registration pursuant to this Section 8.5 if the registration statement would relate to the distribution of Option Shares having aggregate gross proceeds (based on the mid-point of the range of expected offering prices reflected in the initial registration statement) of less than $3,000,000.

Each Registration requested pursuant to this Section 8.5 shall be effected by the filing of a registration statement on Form S-1 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as presently constituted), unless the use of a different form has been agreed to in writing by the holders of at least 66 2/3% of the aggregate principal amount of Option Shares as to which registration has been requested pursuant to this Section 8.5.

         8.6. Registration Procedures. If the Company is required to use all reasonable efforts to effect the registration of any Option Shares under the Securities Act as provided in Section 8.5, the Company will:

                 (a) prepare and file with the Commission as soon as reasonably practicable, and in any event within 150 days of the Company's receipt of the request to effect such registration, a registration statement with respect to such Option Shares and use all reasonable efforts to cause such registration statement to become effective as soon as practicable;

                 (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Option Shares covered by such registration statement until such time as all of such Option Shares have been disposed of by the seller or the sellers thereof in accordance with the intended methods of disposition set forth in such registration statement, but in no event for a period of more than 180 days after such registration statement becomes effective;

                 (c) furnish to each seller of such Option Shares such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits, except that the Company shall not be obligated to furnish any such seller with more than two copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request in order to facilitate the disposition of its Option Shares covered by such registration statement;

                 (d) use all reasonable efforts to register or qualify such Option Shares under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Option Shares covered by such registration statement; provided, however, that the Company shall not for any such purpose be required to (a) qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, (b) subject itself to taxation in any such jurisdiction, or (c) consent to general service of process in any such jurisdiction, except to the extent the failure to so register or qualify may have a material adverse effect on such distribution of Option Shares;

                 (e) apply for and use all reasonable efforts to obtain listing of the Shares on The New York Stock Exchange or The American Stock Exchange or the quotation of the Shares on the Nasdaq National Market and include in the registered offering of Option Shares such number of primary Shares as will, when combined with all Option Shares and other secondary Shares to be offered in the registered offering, result in the Company meeting the applicable minimum "market value of publicly held shares" (or comparable successor public float requirement) required for the quotation of the Shares on the Nasdaq National Market;

                 (f) if requested by the underwriters for any underwritten offering of Option Shares pursuant to a registration requested under Section 8.5, enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnity and contribution to the effect and to the extent provided in Sections 8.7 through 8.10, below;

                 (g) furnish to each underwriter (if any) for each seller of such Option Shares a signed counterpart, addressed to such underwriter, of an appropriate opinion of counsel for the Company covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to underwriters in underwritten public offerings of securities;

                 (h) immediately notify each seller of Option Shares covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Option Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

                 (i) give the holders of Option Shares on whose behalf such Option Shares are to be so registered and their underwriters, if any, and counsel and accountants designated by the holders of a majority of the Option Shares to be so registered, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act;

                 (j) bear all Registration Expenses in connection with any registration requested pursuant to Section 8.5; and

                 (k) otherwise use its best efforts to comply with the Securities Act, the Exchange Act, and all applicable rules and regulations of the Securities and Exchange Commission, and make available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first day of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

         8.7. Indemnification by Company. In connection with any registration under the Securities Act of the offer and sale of any Option Shares pursuant to Section 8.5 hereof, the Company will, and hereby does, indemnify and hold harmless each seller of securities, and each other person who participates on behalf of any such seller as an underwriter, broker or dealer in any such offering or sale of such securities, against any losses, claims, damages or liabilities, joint or several, to which any such seller or participating person may become subject under the Securities Act insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in any registration statement under which securities were registered under the Securities Act, any preliminary prospectus or final prospectus included therein, or any related summary prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse any such seller or participating person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment, supplement or incorporated document in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation thereof. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any such seller or participating person and shall survive any transfer of securities by any such seller.

         8.8. Indemnification Procedures. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim of the type referred to in Section 8.7 or 8.10, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under
Section 8.7 or 8.10, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified patty, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof; provided, however, that (i) if there is a conflict between the positions of such indemnifying party and the indemnified party in conducting the defense of such action, then counsel for the indemnified party shall conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interests of the indemnified party and such indemnifying party shall employ separate counsel for its own defense, (ii) in any event, the indemnified party shall be entitled to have counsel chosen by such indemnified party participate, at the expense of such indemnified party, in, but not conduct, the defense, (iii) the indemnifying party shall bear the legal expenses incurred in connection with the conduct of, and the participation in, the defense referred to in clause (i) above and (iv) in no event shall the indemnifying party bear, by virtue of clause (iii) hereof, the fees and expenses of more than one counsel other than its own. If within a reasonable time after receipt of the notice, such indemnifying party shall not have elected to assume the defense of the action, such indemnifying party shall be responsible for any legal or other expenses incurred by such indemnified party in connection with the defense of the action, suit, investigation, inquiry or proceeding. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation, and no indemnified party will enter into any settlement without the consent of the indemnifying party.

         8.9.    Contribution.  If the indemnification provided for in Section
8.7 or 8.10 is unavailable to a party that would have been an indemnified party under any such Section in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each party that would have been an indemnifying party thereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and such indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company agrees that it would not be just and equitable if contribution pursuant to this Section 8.9 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8.9 shall include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim (which shall be limited as provided in Section 8.8 hereof if the indemnifying party has assumed the defense of any such action in accordance with the provisions thereof). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         8.10. Indemnification of Company. Each of the Entitled Holders severally (but not jointly) agrees to indemnify and hold harmless the Company, its directors, each of its officers who sign the registration statement filed pursuant to Section 8.5, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act against any and all loss, liability, claim, damage and expense to which the Company or any such director, officer or controlling person may become subject under the Securities Act insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such Entitled Holder in its capacity as an Entitled Holder (and not in its capacity as a director, officer or employee) expressly for use in the registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto. The Company may require, as a condition to including any Option Shares in any registration statement filed pursuant to Section 8.5, that the Company shall have received an undertaking satisfactory to it from the prospective seller of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Sections 8.8, 8.9 and 8.10 above, but only to the extent of any proceeds received by such seller) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus or final prospectus included therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

         8.11. Limitations on Repurchase or Registration Obligations. Notwithstanding any other provision of this Section 8, the Company shall have no obligations under this Section 8 (i) to the extent the purchase of Payable Shares would not be permitted under applicable law or under the terms of any of
(A) the then-existing debt instruments (or agreements governing such debt instruments) of the Company or any Parent Corporation of the Company, (B) the then-existing terms of any class of preferred stock of the Company or any Parent Corporation of the Company, or (C) a then-existing stockholders agreement to which the Company or any Parent Corporation of the Company is a party; or (ii) in the event the Shares have been registered under the Exchange Act; provided, however, that in the event that the Company is requested to purchase Payable Shares pursuant to Section 8.3 and is unable to do so within twelve months (other than for the reason described in clause (ii)), upon the request of the Required Holders the Company shall use all reasonable efforts to effect the registration under the Securities Act of the offer and sale of Option Shares in accordance with Section 8.5.

                                   ARTICLE IX
                               GENERAL PROVISIONS

         9.1. Availability of the Plan. A copy of the Plan shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any Eligible Person making reasonable inquiry concerning the Plan.

         9.2. Notice. Any notice or other communication required or permitted to be given pursuant to the Plan or under any Option Agreement must be in writing and may be given by mail and, if given by mail, shall be determined to have been given and received five (5) days after such letter containing such notice, properly addressed with postage prepaid, is deposited in the United States mails and, if given otherwise than by mail, shall be deemed to have been given when delivered to and received by the party to whom addressed. Notice shall be given to Eligible Persons at their most recent addresses shown in the Company's records. Notice to the Company shall be addressed to the Company at the address of the Company's principal executive offices, to the attention of the Secretary of the Company.

         9.3. Title and Headings. Titles and headings of sections of the Plan are for convenience of reference only and shall not affect the construction of any provision of the Plan.

         9.4. Governing Law. The Plan shall be governed by, interpreted under and construed and enforced in accordance with the internal laws, and not the laws pertaining to conflicts or choice of laws, of the State of Delaware, applicable to agreements made and to be performed wholly within the State of Delaware.

         9.5. Proceeds. Proceeds from the sale of Shares pursuant to Options shall constitute general funds of the Company.

         9.6. Status of Optionee. Neither an Optionee nor any person to whom an Option is transferred under Section 6.7 shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

         9.7. Exculpation. No member of the Board or of the Human Resources and Nominating Committee or Audit Committee of Orbital shall have any personal liability to any

Optionee and/or holder of Shares for any act or omission in connection with this Plan (including without limitation any determination of Fair Market Value), unless the Optionee and/or holder of Shares shall establish that such determination, act or omission was not made in good faith.

         9.8. Lockup Agreements. By its exercise of an Option, the holder thereof agrees that upon the request of the managing underwriter of any underwritten public offering of Shares such holder will enter into a "lockup agreement" with such underwriter in form and substance reasonably satisfactory to the Company and containing provisions generally preventing the sale of Shares by such holder for a period beginning no earlier than seven days prior to filing the registration statement for such offering and ending no later than 90 days (180 days in the case of the Company's initial public offering) after the effectiveness of such registration statement.

         9.9. Financial Statements. Throughout the term of any Option, the Company shall deliver to the holder of such Option, not later than one hundred twenty (120) days after the close of each of the Company's fiscal years a balance sheet and an income statement. This section shall not apply when Options are held only by key employees whose duties in connection with the Company assure them access to equivalent information.

                                                                       Exhibit A

                                        IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                        TRANSFER OF THIS SECURITY, OR ANY
                                        INTEREST THEREIN, OR TO RECEIVE ANY
                                        CONSIDERATION THEREFOR, WITHOUT THE
                                        PRIOR WRITTEN CONSENT OF THE
                                        COMMISSIONER OF CORPORATIONS OF THE
                                        STATE OF CALIFORNIA, EXCEPT AS
                                        PERMITTED IN THE COMMISSIONER'S RULES.



                             INCENTIVE STOCK OPTION


________________________, Optionee:

         Magellan Corporation (the "Company"), pursuant to its 1996 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Shares"). This option is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of your option are as follows:

         1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of Shares subject to this option is ________________ (_____).

         2. VESTING. Subject to the limitations contained herein, ______ of the Shares subject to this Option will vest (become exercisable) each _____ beginning on _________, 19__ until either (i) you cease to provide services to the Company for any reason other than an approved leave of absence described in Section 6.3(d) of the Plan, or (ii) this option becomes fully vested.

         3.      EXERCISE PRICE AND METHOD OF PAYMENT.

                 (a) EXERCISE PRICE. The exercise price of this option is _____________ ($_____) per Share, being not less than the Fair Market Value of a Share on the date of grant of this option.

                 (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment that has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                          (i)     Payment of the exercise price per share in
cash (including check) at the time of exercise;

                          (ii)    Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                          (iii)   Payment by delivery of already-owned Shares,
held for at least six (6) months, or shares of Orbital Common Stock, in each case owned free and clear of any liens, claims, encumbrances or security interests, which Shares or shares of Orbital Common Stock shall be valued at their Fair Market Value on the day immediately preceding the day notice of exercise is received by the Company; or

                          (iv)    Payment by a combination of the methods of
payment permitted by subparagraphs 3(b)(i) through 3(b)(iii) above.

         4. WHOLE SHARES. This option may not be exercised for any number of Shares that would require the issuance of anything other than whole Shares.

         5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the offer and sale of the Shares issuable upon exercise of this option are then registered under the Act or, if not then so registered, the Company has determined that such offer and sale would be exempt from the registration requirements of the Act.

         6. TERM. The term of this option commences on _________, 19__, the date of grant, and expires on ________________ (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. In the event of a Terminating Event, an Affiliation Termination, or the termination of your employment with the Company or a Participating Company, this option shall thereafter be exercisable only as provided in the Plan.

         7.      EXERCISE.

                 (a) This option may be exercised, to the extent specified herein and in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

                 (b)      By exercising this option you agree that:

                          (i)     as a precondition to the completion of any
exercise of this option, the Company may require you to enter an arrangement providing for the payment by you to the Company of any tax withholding obligation of the Company arising by reason of (1) the exercise of this option;
(2) the lapse of any substantial risk of forfeiture to which the Shares are subject at the time of exercise; or (3) the disposition of Shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Shares to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company;

                          (ii)    you will notify the Company in writing within
fifteen (15) days after the date of any disposition of any of the Shares issued upon exercise of this option that occurs within two (2) years after the date of this option grant or within one (1) year after such Shares are acquired upon exercise of this option; and

                          (iii)   the Company (or a representative of the
underwriters) may, in connection with the registration of the first underwritten offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any Shares or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or any Participating Company, or of the Company or any Participating Company to continue your employment with the Company.

         10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         11. GOVERNING PLAN DOCUMENT. This option is subject to all provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the __ day of ________, 19__.

                                        Very truly yours,


                                        ---------------------------------------



                                        By:
                                           ------------------------------------
                                           Duly authorized on behalf of
                                             the Board of Directors




Attachments:

         Magellan Systems Corporation 1996 Stock Option Plan
         Regulation 260.141.11
         Notice of Exercise

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) any options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         None
                 ----------------
                 (Initial)

         Other
                 ---------------------------------

                 ---------------------------------

                 ---------------------------------

         (c) Acknowledges receipt of copy of Section 260.141.11 of Title 10 of the California Code of Regulations.

                                        ---------------------------------------
                                        Optionee

                                        Address:
                                                   ----------------------------

                                                   ----------------------------

                                                                       Exhibit B

                                        IT IS UNLAWFUL TO CONSUMMATE A SALE OR
                                        TRANSFER OF THIS SECURITY, OR ANY
                                        INTEREST THEREIN, OR TO RECEIVE ANY
                                        CONSIDERATION THEREFOR, WITHOUT THE
                                        PRIOR WRITTEN CONSENT OF THE
                                        COMMISSIONER OF CORPORATIONS OF THE
                                        STATE OF CALIFORNIA, EXCEPT AS
                                        PERMITTED IN THE COMMISSIONER'S RULES.


                           NONSTATUTORY STOCK OPTION


__________________________, Optionee

         Magellan Corporation (the "Company"), pursuant to its 1996 Stock Option Plan (the "Plan"), has granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Shares"). This option is not intended to qualify and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers), directors or consultants and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"). Defined terms not explicitly defined in this agreement but defined in the Plan shall have the same definitions as in the Plan.

         The details of your option are as follows:

         1. TOTAL NUMBER OF SHARES SUBJECT TO THIS OPTION. The total number of Shares subject to this option is ___________________ (_________).

         2. VESTING. Subject to the limitations contained herein, ______ of the Shares subject to this option will vest (become exercisable) each ______ beginning on _______________, 19__ until either (i) you cease to provide services to the Company for any reason other than an approved leave of absence described in Section 6.3(d) of the Plan, or (ii) this option becomes fully vested.

         3.      EXERCISE PRICE AND METHOD OF PAYMENT.

                 (a) EXERCISE PRICE. The exercise price of this option is __________________ ___________________ ($___________) per share, being not less than 85% of the Fair Market Value of a Share on the date of grant of this option.

                 (b) METHOD OF PAYMENT. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment that has accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                          (i)     Payment of the exercise price per share in
cash (including check) at the time of exercise;

                          (ii)    Payment pursuant to a program developed under
Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

                          (iii)   Payment by delivery of already-owned Shares,
held for at least six (6) months, or shares of Orbital Common Stock, in each case owned free and clear of any liens, claims, encumbrances or security interests, which Shares or shares of Orbital Common Stock shall be valued at their Fair Market Value on the date of exercise; or

                          (iv)    Payment by a combination of the methods of
payment permitted by subparagraph 3(b)(i) through 3(b)(iii) above.

         4. WHOLE SHARES. This option may not be exercised for any number of shares that would require the issuance of anything other than whole Shares.

         5. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the offer and sale of the Shares issuable upon exercise of this option are then registered under the Act or, if not then so registered, the Company has determined that such offer and sale would be exempt from the registration requirements of the Act.

         6. TERM. The term of this option commences on ______________, 19__, the date of grant, and expires on ____________________ (the "Expiration Date," which date shall be no more than ten (10) years from the date this option is granted), unless this option expires sooner as set forth below or in the Plan. In no event may this option be exercised on or after the Expiration Date. In the event of a Terminating Event, an Affiliation Termination, or the termination of your employment with the Company or a Participating Company, this option shall thereafter be exercisable only as provided in the Plan.

         7.      EXERCISE.

                 (a) This option may be exercised, to the extent specified herein and in the Plan, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require pursuant to the Plan.

                 (b)      By exercising this option you agree that:

                          (i)     as a precondition to the completion of any
exercise of this option, the Company may require you to enter an arrangement providing for the satisfaction in accordance with Section 6.9 of the Plan of cash payment of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise. You also agree that any exercise of this option has not been completed and that the Company is under no obligation to issue any Shares to you until such an arrangement is established or the Company's tax withholding obligations are satisfied, as determined by the Company; and

                          (ii)    the Company (or a representative of the
underwriters) may, in connection with the registration of the first underwritten offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any Shares or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         8. TRANSFERABILITY. This option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your lifetime only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         9. OPTION NOT A SERVICE CONTRACT. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company or any Participating Company, or of the Company or any Participating Company to continue your employment with the Company.

         10. NOTICES. Any notices provided for in this option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         11. GOVERNING PLAN DOCUMENT. This option is subject to all the provisions of the Plan, a copy of which is attached hereto and its provisions are hereby made a part of this option, including without limitation the provisions of Section 6 of the Plan, and is further subject to all interpretations, amendments, rules and regulations that may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of this option and those of the Plan, the provisions of the Plan shall control.

         Dated the ____ day of ______________, 19__.

                                   Very truly yours,


                                   -----------------------------------


                                   By
                                     ---------------------------------
                                     Duly authorized on behalf of
                                        the Board of Directors



ATTACHMENTS:

         Magellan Systems Corporation 1996 Stock Option Plan
         Regulation 260.141.11
         Notice of Exercise

The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option and the Plan; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its Affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) any options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:


         None
                 ---------------
                 (Initial)

         Other
                 -----------------------------

                 -----------------------------

                 -----------------------------

         (c) Acknowledges receipt of a copy of Section 260.141.11 of Title 10 of the California Code of Regulations.



                                        ---------------------------------------
                                        Optionee

                                        Address:
                                                   ----------------------------

                                                   ----------------------------